UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 1, 2015

AXALTA COATING SYSTEMS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-36733	98-1073028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Commerce Square, 2001 Market Street, Suite 3600, Philadelphia, Pennsylvania 19103

(Address of principal executive offices) (Zip Code)

(855) 547-1461

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On April 1, 2015, Axalta Coating Systems Ltd. (the “Company”), investment funds affiliated with The Carlyle Group (the “Selling Shareholders”) and Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in the underwriting agreement (the “Underwriters”), entered into an underwriting agreement (the “Underwriting Agreement”), pursuant to which the Selling Shareholders agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Selling Shareholders, subject to and upon the terms and conditions set forth therein, 40,000,000 of the Company’s common shares. In addition, pursuant to the Underwriting Agreement, the Selling Shareholders have granted the Underwriters an option, exercisable within 30 days, to purchase up to an additional 6,000,000 shares on the same terms and conditions.

A copy of the Underwriting Agreement has been attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 7.01	Regulation FD Disclosure.

On April 2, 2015, the Underwriters elected to exercise in full their option to purchase 6,000,000 additional shares from the Selling Shareholders pursuant to the terms of the Underwriting Agreement. The Company will not receive any of the proceeds from the exercise of the option to purchase additional shares by the Underwriters.

The information furnished with this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Exchange Act, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.:	Description

1.1	Underwriting Agreement, dated April 1, 2015, by and among Axalta Coating Systems Ltd., investment funds affiliated with The Carlyle Group, Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXALTA COATING SYSTEMS LTD.

Date: April 6, 2015	By:	/s/ Michael F. Finn
Michael F. Finn
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.:	Description

1.1	Underwriting Agreement, dated April 1, 2015, by and among Axalta Coating Systems Ltd., investment funds affiliated with The Carlyle Group, Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC